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                                                                  EXHIBIT 10(kk)

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of April 3, 2001 by and between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), the Lenders listed on the signature pages hereto (each a "Lender" and collectively, along with their respective transferees, the "Lenders") and BANK OF AMERICA, N.A., as Agent for such Lenders (in such capacity, the "Agent").

                              STATEMENT OF PURPOSE

         WHEREAS, pursuant to the terms of that certain Fourth Amendment and Waiver Agreement dated the date hereof by and among the Company, the Guarantors identified on the signature pages thereto, the Agent and the Lenders (the "Fourth Amendment and Waiver Agreement"), the Agent is receiving a Common Stock Purchase Warrant dated the date hereof (collectively, the "Warrant") entitling such Agent to purchase shares for the benefit of the Lenders (subject to adjustment as provided therein) of the Company's Common Stock, par value $0.01 per share (the "Common Stock"); and

         WHEREAS, in order to induce the Lenders to enter into the Fourth Amendment and Waiver Agreement, the Company desires to grant registration rights to the Lenders for the shares of Common Stock issuable upon the exercise of the Warrant;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. Definitions. As used herein, the following defined terms shall have the following respective meanings:

                  "Capital Stock" means the Company's Common Stock and any other class of common stock created by the Company in the future.

                  "Common Stock" has the meaning set forth in the recitals hereof.

                  "Company" has the meaning set forth in the preamble hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Act Registration Statement" means a registration statement filed with the SEC pursuant to the Exchange Act.

                  "Holders" means any holder or holders of shares of Capital Stock issued to the Agent for the benefit of the Lenders pursuant to the Warrant.

                  "Indemnified Party" has the meaning set forth in Section 7(c).


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                  "Indemnifying Party" has the meaning set forth in Section
         7(c).

                  "Investor Registrable Securities" means (i) any Capital Stock issued or issuable upon exercise of the Warrant, (ii) any Capital Stock issued or issuable with respect to the Capital Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Capital Stock held by Holders of Capital Stock described in clauses (i) or (ii) above.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act or the Exchange Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

                  "Registrable Securities" means the Investor Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Holder shall be deemed to be a Holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Holder has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Holder shall be entitled to exercise the rights of a Holder of Registrable Securities hereunder (it being understood, however, that any Registrable Securities which are not shares of Capital Stock shall be converted into or exercised for shares of Capital Stock immediately prior to the closing of any registration pursuant to which such Capital Stock is to be sold).

                  "Registration Expenses" has the meaning set forth in Section
         6.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means all shares of Capital Stock of the Company held by the Lenders or which the Holders shall have acquired by or through a Lender (including such shares as may represent stock dividends or a stock split).

                  "Subsidiary" means (i) any corporation more than 50% of the outstanding voting securities of which are owned by the Company or any Subsidiary, directly or indirectly, or (ii) a partnership, limited liability company or other Holder in which the Company or any Subsidiary holds a general partnership or other equity interest sufficient to enable it to direct the management policies thereof.

         Unless otherwise stated, all other capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Warrant.


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         2.       Demand Registrations.

                  (a) Requests for Registration. At any time following the earlier to occur of (i) January 1, 2002 and (ii) the occurrence of a Put Event (as defined in Section 9 of the Warrant), the Holders of at least 51% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or Form S-2 or any other successor or similar long-form registration ("Long-Form Registrations"), and the Holders of at least 25% of the Investor Registrable Securities may request registration under the Securities Act of all or an portion of their Investor Registrable Securities on Form S-3 or any other successor or similar short-form registration ("Short-Form Registrations") if the Company is eligible to use any such short form. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and, subject to Section 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) Long-Form Registrations. The Holders of Investor Registrable Securities shall be entitled to request two Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations"). A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registrations unless the Holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration; provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations hereunder; provided, further, that the Holders of Investor Registrable Securities shall only be entitled to two Long-Form Registrations regardless of whether the Company or such Holder shall pay such Registration Expenses; and, provided, further, that no registration shall count as a Company-paid Long Form Registration if the Company offers for its own account its securities under that registration or any other party with registration rights offers securities held by that party under that registration.

                  (c) Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 2(b) above, the Holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any other applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The Company shall pay all


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         Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective.

                  (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Holders of at least 51% of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of at least 51% of the Investor Registrable Securities included in such registration, the Company shall so advise the Holders and include in such registration (i) first, the Registrable Securities requested to be included in such registration pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder at the time of filing of the registration statement and (ii) second, any other securities to be sold by the Company or requested to be included in such registration.

                  (e) Selection of Underwriters. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a). In such event, if so requested in writing by the Company, the Holders shall negotiate in good faith with a nationally recognized underwriter or underwriters, or major regional underwriter or underwriters acceptable to the Holders, selected by the Company and reasonably satisfactory to the Holders with regard to the underwriting of such requested registration; provided, however, that if the Holders have not agreed with such underwriter(s), in their discretion, as to the terms and conditions of such underwriting within 30 days following commencement of such negotiations, the Holders may select an underwriter or underwriters of their choice.

                  (f) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any Capital Stock (whether as a demand registration or piggyback registration), or any securities convertible or exchangeable into or exercisable for such Capital Stock, without the prior written consent of the Holders of at least 51% of the Investor Registrable Securities; provided, that the Company may grant rights to other Person to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the Holders of Investor Registrable Securities with respect to such Piggyback Registrations.

                 (g) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of the Company's initial public offering of Common Stock under the Securities Act or within 90 days (up to 30 days in the case of clause (ii) below) after the effective date of a previous Demand Registration or a previous registration in which the Holders of Investor Registrable Securities were given piggyback rights pursuant to Section 3 hereof. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration by delivering to the Holders a certificate executed by the chief


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         executive officer or president of the Company stating that the
         Company's Board of Directors has determined in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have (i) a material adverse effect on (or require premature disclosure of) any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or (ii) a material adverse effect on the Company's business or stock price; provided, that in such event, the Holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

         3.       Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes or determines to register any of its securities under the Securities Act for its own account or the account of any holder of the Company's Securities (other than pursuant to a Demand Registration or a registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company (i) shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration (y) at least 90 days before the initial filing of such registration if such registration relates to the Company's initial public offering of Capital Stock, or (z) 30 days before filing if such registration is a subsequent registration and (ii) subject to Sections 3(c) and 3(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. The notice referred to in this Section shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws.

                  (b) Piggyback Expenses. The Registration Expenses of the Holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder and
         (iii) third, any other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other


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         than the Holders of Investor Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of securities owned by such other holders and the Holders requesting to be included in such registration and (ii) second, any other securities requested to be included in such registration.

                  (e) Withdrawal by the Company. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of such registration statement filed in connection with such registration, the Company's board of directors shall determine in its good faith judgment for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

         4.       Holdback Agreements.

                  (a) No Holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to and the 30-day period beginning on the effective date of the next registered public offering of the Company's Common Stock (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree in writing.

                  (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to and the 30-day period beginning on the effective date of (A) the next registered public offering of the Company's Common Stock and (B) any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor or similar form), unless the underwriters managing the otherwiseagree, and (ii) shall cause each Holder of at least 2% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.


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         5. Registration Procedures. Whenever the Holders of Registrable
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (if requested) furnish to the counsel selected by the Holders of at least 51% of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

                  (b) notify each Holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for a period of either (i) not less than 120 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the prospectus used in connection therewith;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller (including any underwriter) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;


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                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of at least 51% of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all necessary financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and


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         to require the insertion therein of material, requested of the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

                  (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Holders of at least 51% of the Investor Registrable Securities being sold reasonably request.

         6. Expenses of Registration. All expenses (collectively, the "Registration Expenses") incident to or incurred in connection with any performance of, compliance with, registration or qualification pursuant to this Agreement, including, without limitation, all registration, filing, compliance, blue sky, listing, and qualification fees and expenses, printing expenses, messenger, courier and delivery expenses, fees and disbursements of custodians fees and disbursements of counsel for the Company and the underwriters, fees and expenses of one counsel chosen by the Holders of the Investor Registrable Securities included in such registrations, fees and expenses of underwriter (excluding discounts and commissions) and expenses and fees of accountants and audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay underwriters' discounts or commissions relating to Registrable Securities (such underwriters' fees, discounts or commissions to be borne by the Holders, on a pro rata basis, based on the number of shares of Registrable Securities sold by each of them). For the avoidance of doubt, Registration Expenses do not include the compensation of employees of the Company, which shall be paid in all events by the Company.

         7.       Indemnification.

                  (a) The Company will indemnify each Holder of Registrable Securities, each of the Holder's officers, directors, partners and employees, and each person controlling such Holder and officers, directors, partners and employees of any such controlling person, with respect to such registration, compliance or qualification effected pursuant to this Agreement and in which Registrable Securities of the Holders are included, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, registration statement, offering circular or other document incident to any such registration, compliance or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated pursuant to any Federal, state or common law rule or regulation including, without limitation, the


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         Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance and will reimburse each such Holder, each of the Holder's officers, directors, partners and employees, and each person controlling such Holder and officers, directors, partners and employees of any such controlling person, for any legal and any other reasonable expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees and expenses; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon and in conformity with written information furnished to the Company by such Holder in a signed document and stated to be specifically for use in such registration statement. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of any Holder or any such officer, director, partner, employee, or controlling person and shall survive any transfer by the same of the Registrable Securities.

                  (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, compliance or qualification is being effected, indemnify the Company, each of its directors, officers and employees, each person who controls the Company, and each other such Holder, each of such other Holder's officers, directors, partners and employees, and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, employees or persons for any legal or any other reasonable expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including reasonable attorneys' fees and expenses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such such registration statement. Notwithstanding the foregoing, the liability of any such Holder shall not exceed an amount equal to the proceeds realized by each such Holder of Registrable Securities sold in such registration. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of the Company, any such director, officer, partner, employee, or controlling person and shall survive the transfer of such securities by such Holder.

                  (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. Unless in the reasonable judgment of the Indemnified Party a conflict of interest may exist between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be permitted to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that in any event counsel for the Indemnifying Party or Indemnified Party who shall conduct the defense of such claim or litigation as provided above shall be approved by the other Party (which approval shall not be unreasonably withheld), and such other Party may participate in such defense at such Party's expense; provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
         Section 7 except to the extent such failure shall have had a material adverse effect on the Indemnifying Party's ability to defend such claim.

                 (d) The Indemnified Party shall make no settlement of any claim or litigation which would give rise to liability on the part of the Indemnifying Party under any indemnity contained in this Section 7 without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, and no Indemnifying Party shall make any settlement of any such claim or litigation without the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. If a firm offer is made to settle a claim or litigation defended by the Indemnified Party and the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party desires to accept and agree to such offer, but the Indemnifying Party elects not to accept or agree to such offer within ten days after receipt of written notice from the Indemnified Party of the terms of such offer, then, in such event, the Indemnified Party shall continue to contest or defend such claim or litigation and, if such claim or litigation is within the scope of the Indemnifying Party's indemnity contained in this Section 7, the Indemnified Party shall be indemnified pursuant to the terms hereof. If a firm offer is made to settle a claim or litigation defended by the Indemnifying
         Party (and such firm offer does not include an admission or performance by the Indemnified Party) and the Indemnifying Party notifies the Indemnified Party in writing that the Indemnifying Party desires to accept and agree to such offer, but the Indemnified Party elects not to accept or agree to such offer within ten days after receipt of written notice from the Indemnifying Party of the terms of such offer, then, in such event, the Indemnified Party may continue to contest or defend such claim or litigation and, in such event, the total maximum liability of the Indemnifying Party to indemnify or otherwise reimburse the Indemnified Party in accordance with this Agreement with respect to such claim or litigation shall be limited to and shall not exceed the amount of such settlement offer, plus reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) to the date of notice that the Indemnifying Party desired to accept such settlement offer.

                  (e) The indemnification payments required pursuant to this
         Section 7 for expenses of the investigation or defense of a claim or lawsuit shall be made from time to time during the course of the investigation or defense, as the case may be, upon submission of reasonably sufficient documentation that any such expenses have been incurred.

                  (f) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by this Paragraph 7 are unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(f). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(f), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriters' obligations in this Section 7(f) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         8. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such written information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration or qualification referred to in this Agreement. The Company agrees to include in any such registration statement all information concerning the Holders and their distribution which the Holders shall reasonably request.

         9. Filing of Reports Under The Exchange Act. The Company shall give prompt notice to the Holders of (a) the filing of any Exchange Act Registration Statement relating to any class of equity securities of the Company, and (b) the effectiveness of such Exchange Act Registration Statement, in order to enable the Holders to comply with any reporting requirements under the Exchange Act or the Securities Act. The Company shall, at any time after the Company shall register any shares of Common Stock under the Securities Act and upon the written request of the Holders, file an Exchange Act Registration Statement relating to any class of equity securities of the Company then held by the Holders or issuable upon conversion or exercise of any class of debt or equity securities or warrants or options of the Company then held by the Holders, whether or not the class of equity securities with respect to which such request is made shall be held by at least the number of persons which would require the filing of a registration statement under Section 12(g)(1) of the Exchange Act.

          10. Rule 144 Reporting. With a view to making available to the Holders benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, or any successor provision thereto, at all times;

                 (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                 (c) so long as a Holder owns any Shares (or other securities of the Company), to furnish to such Holder forthwith upon its request a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and

                  (d) take any further action reasonably requested by a Holder to enable such Holder to sell its Registrable Securities without registration under Rule 144, under any successor provision, or any similar rule or regulation promulgated by the SEC from time to time.

         11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities that are granted by the Company under Sections 2 and 3 may be assigned by a Holder to one or more transferees or assignees of any of its Registrable Securities; provided, however, that the Company is given written notice by the Holder at the time of or within a reasonable time after the transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. Subject to the foregoing provision, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns; provided, further, that the registration rights granted in this Agreement shall not be transferred to persons who received Registrable Securities pursuant to a registration statement under the Securities Act or pursuant to a transaction under Rule 144 or any successor provision thereto.

         12. Changes. The terms and provisions of this Agreement may not be modified or amended, except that they may be modified or amended with the written consent of (a) the Company and (b) the Holders of a majority of the Shares outstanding. None of the terms and provisions of this Agreement may be waived except in writing by the person so waiving.

         13. Granting of Registration Rights. The Company shall not, without the prior written consent of Holders of 51% of the Shares then outstanding which have not already been registered, grant any rights to any persons to register any shares of Capital Stock or other securities of the

Company if such rights could reasonably be expected to conflict with, or be on parity with, the rights of the Holders of the Shares.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, with regards to conflicts of laws provisions.

         15. Notice. All notices and other communications required or permitted to be given in respect of this Agreement shall be sent by personal delivery, nationally recognized overnight courier, facsimile or certified or registered mail, to the following parties at the following addresses, or, in each case, at such other address or addresses as any party shall hereafter specify by written notice to the others:

                  (i)      To the Company at:

                           Access Worldwide Communications
                           4950 Blue Lake Drive, Suite 300
                           Boca Raton, FL 33431
                           Attn:  Mr. Michael Dinkins
                           Facsimile No.:  (800) 464-8599

                           with a copy to:

                           Shapiro, Abrams & Zedeck
                           1776 North Pine Island Road, Suite 326
                           Fort Lauderdale, FL 33322
                           Attn:  Kenneth W. Shapiro, Esq.
                           Facsimile No.: (954) 523-0997

                  (ii)     To the Agent at:

                           Bank of America, N.A.
                           8300 Greensboro Drive, Suite 800
                           McLean, VA 22102
                           Attn:  Mr. James W. Harper
                           Facsimile No.: (703) 761-8559

                           with a copy to:

                           Moore & Van Allen, PLLC
                           100 North Tryon Street, Floor 47
                           Charlotte, NC 28202-4003
                           Attention:  David L. Eades, Esq.
                           Telecopy No.: (704) 378-2044

                  (iii)    To the following Lenders at:

                           Fleet National Bank
                           502 Carnegie Center
                           Mail Stop:  NJRP 44802B
                           Princeton, NJ  08543
                           Attn: Mr. Stephen Hill
                           Facsimile No.:  (609) 799-9198

                           with a copy to:

                           FSC Corp.
                           c/o Bank Boston Capital
                           175 Federal Street - 10th Floor
                           Boston, MA  02210
                           Attn: Ms. Mary Josephs Reilly
                           Facsimile No.:  (617) 434-1153

                           with a copy to:

                           ARK CLO 2000-1, Limited
                           c/o Patriarch Partners, LLC
                           40 Wall Street - 25th Floor
                           New York, NY  10005
                           Attn:  Lynn Tilton/Dennis Dolan
                           Facsimile No.: (212) 825-2038

                           with a copy to:

                           Woodside Capital
                           36 Woodland Street
                           Hartford, CT  06105
                           Attn:  Mr. Scott Schooley
                           Facsimile No.:  (860) 547-1870

                           European American Bank
                           1 EAB Plaza
                           Uniondale, NY 11555
                           Attn:  Mr. Michael Cipot
                           Facsimile No.:  (516) 296-5613

Any notice required to be given hereunder by one party to another shall be deemed to have been received (a) when delivered, if personally delivered or sent via facsimile, (b) one day following delivery to a nationally recognized overnight courier or (c) on the third business day following the date on which the piece of mail containing such communication is posted, if sent by certified or registered mail.

         16. Termination. This Agreement shall terminate with respect to any Holder on the later of the date on which the Holder may sell the Shares pursuant to Rule 144(k) under the Securities Act.

         17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute a single agreement.

         18. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the day and year first above written.

                                    ACCESS WORLDWIDE COMMUNICATIONS, INC.,
                                           a Delaware corporation

                                    By:
                                         --------------------------------------
                                    Name:
                                    Title:

LENDERS:                       BANK OF AMERICA, N.A., successor to
-------
                                    NationsBank, N.A., individually in its
                                    capacity as a Lender and in its capacity as Agent

                                    By:
                                         --------------------------------------
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK

                                    By:
                                         --------------------------------------
                                    Name:
                                    Title:


                                    ARK CLO 2000-1, LIMITED

                                    By:  Patriarch Partners, LLC,
                                         Its Collateral Manager

                                    By:
                                         --------------------------------------
                                    Name:
                                    Title:


                                    EUROPEAN AMERICAN BANK

                                    By:
                                         --------------------------------------
                                    Name:
                                    Title: